UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

ALPHA INNOTECH CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-14257	58-1729436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Merced Street, San Leandro, California	94577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 483-9620

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01.	Regulation FD Disclosure.

On April 23, 2008, Mr. Bissinger, the Chief Executive Officer and Chief Financial Officer of Alpha Innotech Corp. (the “Company”), presented at the Houlihan Lokey’s 7th Annual Healthcare Conference. A copy of the Company’s presentation is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 A copy of the Company’s presentation at the Houlihan Lokey’s 7th Annual Healthcare Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA INNOTECH CORP.

Date: April 23, 2008	By:	/s/ Ron Bissinger
Ron Bissinger
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	A copy of the Company’s presentation at the Houlihan Lokey’s 7th Annual Healthcare Conference.